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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MGP INGREDIENTS, INC.

Explanatory Note

July 30, 2013

        This Amendment No. 3 is filed to amend the definitive revised materials filed by MGP Ingredients, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") under the form code DEFR 14A on July 16, 2013, as amended by the definitive revised materials filed by the Company with the SEC under the form code DEFR 14A on July 22, 2013 (collectively, the "Original Filing").

        This Amendment No. 3 addresses the comments to the Original Filing received from the staff of the SEC. For the convenience of the reader, this Amendment No. 3 sets forth the Original Filing in its entirety, but amends "Cray Group Proposal 4—Confidential Voting" on page 9.

        The sections of the Original Filing that were not amended are unchanged and continue in full force and effect as originally filed. This Amendment No. 3 speaks as of the date of the Original Filing.

MGP Ingredients, Inc.
Cray Business Plaza
100 Commercial Street
Atchison, Kansas 66002

Dear Stockholder:

        On behalf of the Board of Directors and management of MGP Ingredients, Inc. (the "Company" or "MGP Ingredients"), we are writing to provide you with important additional information regarding our 2013 Annual Meeting of Stockholders (the "Annual Meeting"). On May 23, 2013, the Board of Directors called to order the Company's Annual Meeting, but had to adjourn the meeting due to a lack of quorum caused by the revocation of proxies by certain preferred stockholders. While there was a quorum of common stockholders at the Annual Meeting, a quorum of preferred stockholders was also required in order to continue the Annual Meeting.

        While the Annual Meeting was adjourned, the group of stockholders who revoked their proxies and prevented the Annual Meeting from going forward has created a dissident group and filed proxy materials seeking, among other things, changes in the Company's board membership and its chief executive officer. The dissident group includes Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC, and Cray MGP Holdings LP (the "Cray Group"). We strongly believe that the initiation by the Cray Group of a costly and disruptive proxy contest interferes with the progress our Company is making and is not in the best interests of all MGP Ingredients stockholders. MGP Ingredients is implementing and executing a solid strategic plan to improve the Company's performance and enhance value of all stockholders. The current Board and the CEO are transitioning the business into manufacturing higher margin premium distilled spirits and specialty food ingredients. We believe that Cray Group's proposals will disrupt these critical efforts by allowing the preferred stockholders to gain even greater control of the Company.

        You recently received a proxy statement dated April 11, 2013 (the "Proxy Statement") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting. Enclosed is a supplement to the Proxy Statement that provides additional information regarding the Company's solicitation.

        In addition to the proxy statement supplement, you will find enclosed a WHITE proxy card that sets forth our director nominees at the Annual Meeting. Your Board has nominated John R. Speirs, John E. Byom, and Cloud L. Cray. The director nominees were carefully chosen and have strong backgrounds, which will benefit the Company and its stockholders. Your Board recommends that you support the election of our highly-qualified directors and discard any proxy cards you receive from the Cray Group.

        We urge you to vote your shares FOR the Company's nominees and its other proposals and AGAINST the Cray Group's proposals by voting the enclosed WHITE proxy card today, whether or not you intend to attend the meeting. As always, your vote is very important.

        If you need any assistance in voting, you should contact our proxy solicitor, Innisfree M&A Incorporated, by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

        On behalf of the Board of Directors, we appreciate your support at this important juncture.

Sincerely,

John R. Speirs
Chairman of the Board

Atchison, Kansas, July 12, 2013

MGP INGREDIENTS, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS

        The 2013 Annual Meeting of Stockholders (the "Annual Meeting") of MGP Ingredients, Inc., a Kansas corporation ("MGP Ingredients" or the "Company") was called to order on May 23, 2013 for the following purposes:

  1.
  To elect three directors, each for a term expiring at the annual meeting in 2016;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;

  3.
  To conduct an advisory vote on the compensation of our named executive officers; and

  4.
  To transact such other business as may properly come before the meeting.

        The Board of Directors recommends that you vote "FOR" the election of each of the director nominees, "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013, and "FOR" the compensation of our named executive officers.

        The Annual Meeting was adjourned due to a lack of quorum. Once the date for the reconvened Annual Meeting is established, you will be notified about the date, time and place of the reconvened Annual Meeting.

        Holders of Common Stock and Preferred Stock of record on the books of the Company at the close of business on April 3, 2013 will be entitled to vote at the reconvened Annual Meeting and any adjournment or postponement thereof.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your WHITE proxy card.

        If you hold the shares in your own name: (1) use the toll-free telephone number shown on your WHITE proxy card; (2) visit the website shown on your WHITE proxy card to vote via the Internet; or (3) mark, sign and return the enclosed WHITE proxy/voting instruction card in the postage-paid envelope provided.

        If your shares are held by a broker, bank or nominee, please follow the voting instructions it provides for your vote to count.

        If you have any questions or need assistance in voting your shares of MGP Ingredients stock, please contact our proxy solicitor, Innisfree M&A Incorporated, by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

        Important Notice regarding the availability of proxy materials for the Annual Meeting: The Company's Proxy Statement, its Annual Report to stockholders, this Notice, and the attached Supplement to the Proxy Statement are available at http://ir.mgpingredients.com/annuals.cfm. You will need to input the Control Number, located on the WHITE proxy card, when accessing these documents.

By Order of the Board of Directors,

John R. Speirs
Chairman of the Board

SUPPLEMENT TO THE PROXY STATEMENT OF
MGP INGREDIENTS, INC. DATED APRIL 11, 2013

July 12, 2013

        The following information (this "Supplement") is provided to supplement and amend the proxy statement dated April 11, 2013 (the "Proxy Statement") of MGP Ingredients, Inc. ("MGP Ingredients" or the "Company") furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of MGP Ingredients (the "Board") for use at the 2013 Annual Meeting of Stockholders (the "Annual Meeting"). The Company expects to mail this Supplement on or about July 12, 2013.

        For your convenience, we have enclosed an additional WHITE proxy card with this Supplement. Please note that the WHITE proxy card that accompanied the Proxy Statement previously mailed to you with the Notice of Annual Meeting remains valid. If you previously submitted a validly executed proxy card for the Annual Meeting, which proxy has not been subsequently revoked, and you were a stockholder of record as of the close of business on April 3, 2013 (the "Record Date"), your vote will be recorded as indicated on your proxy card.

        You may vote:

  •
  by mail by marking your vote on the enclosed WHITE proxy card and then following the instructions on the form;

  •
  by telephone or via the Internet following instructions on your WHITE proxy card;

  •
  in person by attending the meeting.

        Shares represented by proxy will be voted as directed on the proxy form and, if no direction is given, will be voted as follows:

          1.     FOR all the persons nominated by the Board as directors;

          2.     FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;

          3.     FOR the resolution to approve compensation of the Company's named executives;

          4.     If properly raised at the Annual Meeting, AGAINST the Cray Group's proposal to amend the Company's Bylaws to provide for confidential voting at the Annual Meeting and at future stockholder meetings;

          5.     If properly raised at the Annual Meeting, AGAINST the Cray Group's proposal requesting the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board which would have the effect of requiring the annual election of all directors and allowing any director to be removed with or without cause by stockholders holding a majority of the voting power required to elect such director, and to submit such amendment to the Company's stockholders for approval;

          6.     If properly raised at the Annual Meeting, AGAINST the Cray Group's proposal to amend the Company's Bylaws to provide a right for stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of stockholders.

          7.     If properly raised at the Annual Meeting, AGAINST the Cray Group's proposal to amend the Bylaws to require any vacancies on the Board to be filled only by the stockholders and not by the Board.

          8.     If properly raised at the Annual Meeting, AGAINST the Cray Group's proposal to repeal any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

          9.     In their discretion the proxies will vote upon such other business as may properly come before the meeting.

 VOTING MATTERS

How You Can Vote

        If your shares are registered in your own name or if you hold shares in the Company's Employee Stock Purchase Plan, you may simplify voting and save the Company expense by voting by telephone or by Internet. Telephone and Internet voting information is provided on your proxy card. A Control Number on the proxy card is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote by telephone or Internet, you need not mail back your proxy card.

        If you choose to vote by mail, please return your proxy card, properly signed, in the postage-paid envelope provided.

        If you hold your shares through a broker, bank or other financial institution, please follow its directions for how to vote. Your broker will not be permitted to vote on your behalf for any proposal other than the proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm unless you instruct your broker as to how to vote your shares. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution. Voting your shares is important to ensure that we meet the minimum quorum requirements for the meeting. If you have any questions about the voting process, please contact the broker, bank, or other financial institution where you hold your shares.

Contested Solicitation and Voting Matters

        If you have already delivered a properly executed WHITE proxy, you do not have to do anything unless you want to change your vote or want to specify your preferences as to the Cray Group proposals 4, 5, 6, 7 and 8. In the event you do not execute a new proxy, you will be disenfranchised as to the Cray Group proposals 4, 5, 6, 7 and 8 to the extent that we will not have specific instructions concerning your preferences and so the persons indicated as proxies on the WHITE proxy card will, using the proxy you have already submitted, excercise their discretion and vote AGAINST each of the Cray Group proposals 4, 5, 6, 7 and 8. If you have not previously voted or if you wish to revoke or change your vote, please complete, date, sign, and return the enclosed WHITE proxy card.

        Any proxy given by a stockholder may be revoked at any time prior to its use by execution of a later dated proxy, by a personal vote at the meeting, or by a timely written notice of revocation to the Corporate Secretary of the Company. If voting in person, please bring written evidence confirming your ownership of the shares you wish to vote.

        You may be solicited by or on behalf of Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC, or Cray MGP Holdings LP (the "Cray Group"), in an attempt to get you to sign their proxy card. We urge you not to sign any proxy card or other materials you may receive from the Cray Group. Only your latest dated proxy card will be counted, and any proxy card sent in for any reason could invalidate previous WHITE proxy cards sent by you to support the Company's position. Our Proxy Statement was previously mailed to you and we urge you to review it carefully, together with this Supplement.

        The Company is not responsible for the accuracy of any information provided by or relating to the Cray Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Cray Group or any statements the Cray Group may otherwise make. The Cray Group chooses which of our stockholders will receive its proxy solicitation materials.

How Votes are Counted and Voting Requirements

        Holders of a majority of the shares of each class of stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the meeting. Abstentions and "broker non-votes" (defined below) are counted as present and entitled to vote for purposes of determining if a quorum for the annual meeting exists. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a representative capacity (typically referred to as being held in "street name"), but the broker cannot vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

        Generally, holders of Common Stock and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote. Election of directors is determined by a plurality vote, and the candidates for office who receive the highest number of votes will be elected. Because it is a plurality vote, abstentions and withheld votes will have no effect on the election of directors.

        The affirmative vote of holders of a majority of shares of Common Stock and a majority of shares of Preferred Stock entitled to vote that are present in person or by proxy is required for the approval of the appointment of KPMG LLP as our independent registered public accounting firm, the approval of executive compensation, and any item raised by the Cray Group (specifically including items 4, 5, 6, 7 and 8 on the Company's WHITE proxy card). Abstentions with respect to the advisory vote on executive compensation, on ratification of the appointment of KPMG LLP as our independent registered public accounting firm, and any item raised by the Cray Group (specifically including items 4, 5, 6, 7, and 8 on the Company's WHITE proxy card) will have the same effect as a vote against the proposal.

        In case of a broker non-vote, brokers may vote on routine matters but cannot vote on non-routine matters or matters that are contested. Ratification of the independent registered public accounting firm is considered a routine matter and is not contested by the Cray Group. The other proposals are not considered routine matters and are contested, and without your instructions, your broker cannot vote your shares.

Other Voting Matters

        The holders of record of Common Stock and Preferred Stock of the Company at the close of business on April 3, 2013 (the "Record Date") are entitled to notice of and to vote at the annual meeting. As of April 3, 2013, there were 17,934,233 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding. As of July 2, 2013, there were 17,924,700 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding. You are entitled to one vote for each share owned of record on that date.

        All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by the proxy will be voted by those named in the proxy card in accordance with the recommendations of the Board of Directors.

        If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. Kansas law governs how a shareholder may properly raise an item at the Company's annual meeting of stockholders. At the reconvened annual meeting, stockholders may raise items (i) regarding a matter that can be acted upon by stockholders at the meeting, (ii) at an appropriate time during the meeting as provided by the meeting agenda, and (iii) once the proponent is recognized by the Chairman of the meeting pursuant to rules published at the meeting. As of the printing of this Supplement, we do not know of any other matter to be raised at the Annual Meeting other than the matters discussed in this Supplement and the Proxy Statement.

        If you should have any questions about the Proxy Statement, this Supplement or the Annual Meeting, please do not hesitate to contact Innisfree M&A Incorporated ("Innisfree") by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

OPPOSING SOLICITATION

        On June 6, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC, Cray MGP Holdings LP (the "Cray Group") filed a preliminary proxy statement on Schedule 14A nominating Cloud L. Cray, John P. Bridendall, and M. Jeannine Strandjord for election to the Company's Board of Directors at the Annual Meeting. The Cray Group also filed with the Securities and Exchange Commission (i) a revised preliminary proxy statement on Schedule 14A June 13, 2013 and (ii) a definitive proxy statement on Schedule 14A on July 10, 2013, of its intention:

          1.     To elect to the Board of Directors of MGP Ingredients each of John P. Bridendall, M. Jeannine Strandjord and Cloud L. Cray, Jr.;

          2.     To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2013;

          3.     To oppose the Company's proposed resolution endorsing, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement;

          4.     To vote for the Cray Group's proposal to amend the Company's Bylaws to provide for confidential voting at the Annual Meeting and at future Stockholder meetings;

          5.     To vote for the Cray Group's proposal requesting the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board, which would have the effect of requiring the annual election of all directors and allowing any director to be removed with or without cause by Stockholders holding a majority of the voting power required to elect such director, and to submit such amendment to the Company's Stockholders for approval;

          6.     To vote for the Cray Group's proposal to amend the Company's bylaws to provide a right for Stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of Stockholders;

          7.     To vote for the Cray Group's proposal to amend the Bylaws to require that any vacancies on the Board be filled only by the Stockholders and not by the Board; and

          8.     To vote for the repeal of any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

        The Cray Group have reported that, as of the Record Date, they beneficially owned an aggregate of 4,940,101 shares of Common Stock of the Company, representing approximately 27.5% of the outstanding shares of Common Stock, and 404 shares of Preferred Stock, representing approximately 92.4% of the outstanding shares of Preferred Stock.

        You may receive an opposition proxy statement and proxy card as well as follow-up solicitation material from the Cray Group. Your Board of Directors urges you to DISCARD any proxy card sent to you by the Cray Group.

        The Cray Group proposals (items 4 through 8) are not included in the Company's proxy solicitation materials as items to be voted upon at the Annual Meeting. The Cray Group proposals are not on the agenda for the Annual Meeting. If the Cray Group properly raises their proposals at the Annual Meeting, such proposals will be voted upon. In order to facilitate the voting of your proxies in such event, the Company has included the Cray Group's proposals on the WHITE proxy card attached to this Supplement as Proposals 4, 5, 6, 7, and 8.

        If Proposals 4, 5, 6, 7, and 8 are not properly raised at the Annual Meeting, there will be no vote with respect to Proposals 4, 5, 6, 7, and 8 and your proxies will not be voted with respect to these proposals. If the Cray Group Proposals are properly raised at the Annual Meeting, your WHITE proxy will be voted in accordance with your instruction on the WHITE proxy card as to Proposals 4, 5, 6, 7, and 8.

        If you have previously voted a WHITE proxy card, which accompanied the Company's Proxy Statement sent to you with the Proxy Statement on April 11, 2013, the persons named as proxies on the WHITE proxy card intend to exercise their discretion to vote with respect to these proposals and will vote AGAINST Proposal 4, 5, 6, 7, and 8. If you would like the persons named as proxies to vote differently, you can change your vote by voting the WHITE proxy card attached to this supplement.

BOARD PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors urges you to vote "FOR" our director nominees, John R. Speirs, John E. Byom, and Cloud L. Cray, Jr. The Board's director nominees have significantly more industry and Company experience than the nominees of the Cray Group.

        Mr. Speirs, who is a Group A nominee for election by common stockholders, has been a director since 2004. He is currently Chairman of the Board. As Chairman, Mr. Speirs draws on his wealth of experience developed through over 35 years in senior leadership positions across leading companies in the food and alcohol industries including, Diageo PLC, Pillsbury and Lever Brothers. Mr. Speirs is the Chairman and co-founder of Stellus Consulting, a Minneapolis, Minnesota-based strategy consulting firm formed in 2001 that specializes in business strategy, strategic visioning, merger and acquisition support and branding strategy. Mr. Speirs' expertise has been a critical factor in setting the strategy that is driving MGP's success.

        Mr. Byom, who is a Group B nominee for election by preferred stockholders, has been a director since 2004. Mr. Byom brings to the Board his background in finance, IT and internal audit, his experience with consumer product manufacturing companies both as a chief financial officer and on the board of directors of public companies. Mr. Byom is an owner and the CEO of Classic Provisions, Inc., a specialty foods distribution company based in Plymouth, Minnesota. He is the former Chief Financial Officer of International Multifoods Corporation. He left that company in March 2005 after 26 years with the company, including four years as Vice President of Finance and Chief Financial Officer, from March 2000 to June 2004. After the sale of Multifoods to The J.M. Smucker Company in June 2004, he was President of Multifoods Foodservice & Bakery Products. Prior to his time as CFO, Mr. Byom was President, US Manufacturing from July 1999 to March 2000, and Vice President of Finance and IT for the North American Foods Division from 1993 to 1999. Mr. Byom held various other positions prior thereto, including Controller of the Bakery Products Division from 1990 to 1991 and Internal Auditor and Supervisor of Audit from 1979 to 1981. Mr. Byom is also a director of Prestige Brands Holdings, Inc.

        Mr. Cray, who is a Group B nominee for election by preferred stockholders, is one of the dissidents and is nominated for a director position by the Cray Group as well. He brings to the Board his long history with the Company, including more than 50 years of service as an officer or director, his knowledge of the Company, its industries and its personnel.

        Your Board of Directors believes the nominations of John P. Bridendall and M. Jeannine Strandjord by the Cray Goup are NOT in your best interest and strongly urges you NOT to sign or return any proxy card sent to you by the Cray Group. If you have previously signed a proxy card sent to you by the Cray Group, you can revoke it by signing, dating, and mailing the enclosed WHITE proxy card in the envelope provided.

        Karen Seaberg and Cloud L. Cray, Jr. are current Board members. As Board members, they voted in favor of the proposals presented to you by the Board for vote at the 2013 Annual Meeting. But now acting as stockholders, Mrs. Seaberg and Mr. Cray oppose their prior vote and are soliciting you to vote against the Board nominees that they, as Board members, supported. The Board believes that this costly and disruptive proxy contest interferes with the progress our Company is making and is not in the best interests of all MGP Ingredients' stockholders.

        The Board of Directors is divided into two groups, with the holders of Common Stock being entitled to vote for the persons nominated for the Group A position and the holders of Preferred Stock entitled to vote for the persons nominated for the Group B positions. A plurality of the votes cast is required for the election of directors. Abstentions and withheld votes will have no effect on the outcome. In case of a broker non-vote, your broker may not vote your shares.

        The Board of Directors recommends a vote "FOR" each of the nominees to the Board of Directors on the WHITE proxy card.

BOARD PROPOSAL 2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, upon recommendation of its Audit Committee, recommends that you ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2013. The Cray Group does not oppose this proposal.

        For the ratification of the Audit Committee's selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions with respect to the advisory vote on ratification of the appointment of KPMG LLP as our independent registered public accounting firm will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may vote your shares.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accountant on the WHITE proxy card.

BOARD PROPOSAL 3.
SAY ON PAY

        The Cray Group recommends that you vote against this proposal to approve, on advisory basis, compensation paid to the Company's named executive officers. As the Board members, both Mr. Cray and Mrs. Seaberg voted in favor of the compensation paid to the Company's named executive officers not just once, but twice, the most recent vote being on July 11, 2013. Now, as stockholders, they recommend you vote against the approval of the compensation.

        The Board of Directors believes the compensation paid to the Company's named executive officers is appropriate:

  •
  Mr. Newkirk's compensation is in line with the Company's performance.  Mr. Newkirk's compensation is determined annually by the Compensation Committee of the Board of Directors, as described in the proxy statement. Based on the Company's tremendous year-over-year growth in 2012, Mr. Newkirk earned a cash bonus exceeding 125% of base salary under the Company's previously established, and annually reviewed, MEP plan. Despite being entitled to a bonus in excess of 125%, it was Mr. Newkirk who volunteered to limit his bonus to 100%, and the Human Resource and Compensation Committee accepted this gesture and elected late in 2012 to cap bonus amounts at 100% of base salary. Mr. Newkirk's average compensation over the last three fiscal years is $676,473. This amount is consistent with the Company's historical pay package for its Chief Executive Officer.

  •
  The Company maintains a well-designed executive compensation program.  The short-term incentive pay is based on the Company's performance. The compensation is reviewed annually by the Compensation Committee, comprised entirely of independent directors with periodic assistance from an independent compensation consultant.

  •
  Mr. Speirs' compensation was approved by both Mrs. Seaberg and Mr. Cray.  The compensation of the chairman of the Board, John Speirs, is established by the Board of Directors and approved by both Mrs. Seaberg and Mr. Cray in their role as Board members.

  •
  Our named executive officers are being paid for significant stockholder value creation.  The Company's pre-tax income for the fiscal year ended December 31, 2011 (a six-month transition fiscal year) from our operating segments (distillery products, ingredient solutions and other) was $3.35 million. The Company's pre-tax income for the twelve-month fiscal year ended December 31, 2012 from the same three operating segments was $19.66 million. Moreover, from May 31, 2012 to May 22, 2013 (the date the Cray Group revoked its proxies), the Company's common stock price increased 38% in less than one year. The per share price of the Company's common stock increased 9.4% in less than three months from when Mrs. Seaberg voted in favor of the election of the Company's nominees to the date of the Company's original Annual Meeting date. Since our Annual Meeting was adjourned on May 23, 2013, the price of the Company's common stock increased a further 23%, measured as of the closing on July 10, 2013.

        For the advisory vote seeking approval of named executive officer compensation, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions with respect to the advisory vote on executive compensation will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

        The Board of Directors recommends an advisory vote "FOR" the following resolution: "RESOLVED, that the stockholders of MGP Ingredients, Inc. approve, on an advisory basis, compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Overview, compensation tables and narrative discussion" on the WHITE proxy card.

 THE CRAY GROUP'S PROPOSALS

        In their proxy solicitation materials, the Cray Group have briefed additional items (the "Cray Group Proposals"). The Cray Group Proposals are not included in the Company's proxy solicitation materials as items to be voted upon at the Annual Meeting. The Cray Group Proposals are not on the agenda for the Annual Meeting. If the Cray Group properly raises their proposals at the Annual Meeting, such proposals will be voted upon. In order to facilitate the voting of your proxies in such event, the Company has included the Cray Group Proposals on the WHITE proxy card attached to this Supplement as Proposals 4, 5, 6, 7, and 8:

  •
  The Cray Group Proposal 4 would amend the Company's bylaws to provide for confidential voting at the Annual Meeting and at future Stockholder meetings;

  •
  The Cray Group Proposal 5 would request the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board, which would have the effect of requiring the annual election of all stockholders and allowing any director to be removed with or without cause by Stockholders holding a majority of the voting power required to elect such director, and to submit such amendment to the Company's Stockholders for approval;

  •
  The Cray Group Proposal 6 would amend the Company's bylaws to provide a right for Stockholders holding of record, in the aggregate 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of Stockholders;

  •
  The Cray Group Proposal 7 would amend the Bylaws to require that any vacancies on the Board be filled only by the Stockholders and not by the Board; and

  •
  The Cray Group Proposal 8 would repeal any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting.

        For the stockholders to approve the Cray Group Proposals, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote at the meeting, is required. Abstentions on the Cray Group Proposals will have the same effect as a vote against the proposal. In case of a broker non-vote, your broker may not vote your shares.

        Your Board urges you to vote AGAINST the Cray Group Proposals 4, 5, 6, 7, and 8.

CRAY GROUP PROPOSAL 4.
CONFIDENTIAL VOTING

        The Cray Group Proposal 4 would amend the Company's Bylaws to provide that all proxies, ballots, and vote tabulations that identify the particular vote of a stockholder shall be kept confidential from the Board of Directors and from officers and employees of the Company except in certain limited circumstances. We believe the Cray Group Proposal 4 is not in the best interests of the Company's stockholders for the following reasons:

  •
  This proposal is unprecedented and unorthodox.  As discussed further below, we believe this proposal prescribes a self-serving remedy for a problem that does not exist. We also are unaware of any company that has a confidential voting policy that lacks a carve-out for a contested election (as in the present situation).

  •
  We are committed to stockholder independence.  The Company's Shareholder Independence Policy (adopted June 11, 2013) specifically prohibits retaliation against an employee-shareholder based on the manner in which the employee-shareholder exercises any shareholder rights. Any employee of MGP Ingredients may own shares of the Company. It is the policy of the Company not to interfere with an employee-shareholder's exercise of voting rights. The Cray Group appears to be searching for a costly and burdensome solution to a problem that our stockholders do not face.

  •
  The proposal inequitably favors the Cray Group.  The proposal would restrict the Company from knowing the identity of stockholders that have already voted. Although the identity of stockholders is available to the Company at all times, the explicit prohibition proposed by the Cray Group would restrict the Company's ability to solicit proxies in advance of the annual meeting by restricting knowledge of all proxies from the Board of Directors, officers and employees of the Company. Mrs. Seaberg and Mr. Cray would be restricted from soliciting votes because of their status as directors of the Company; however, the Cray Group generally would face no such restrictions. We believe it is unfair to expect MGP to have one set of rules on soliciting votes while the dissident stockholders have a different set of rules.

  •
  Most of our stockholders can already vote confidentially.  Most of our stockholders beneficially hold their shares through a broker, bank or other nominee. Because such stockholders may object to having their identity disclosed to the Company, these beneficial holders already have the means to vote confidentially. For those of our retail stockholders who are record holders of our stock, they may attain confidential voting by reregistering their shares in the name of a broker, bank or other nominee. Accordingly, most of our stockholders either already vote confidentially, or have the means to do so.

  •
  Our communications with shareholders are customary and beneficial.  Regarding our record shareholders who own shares directly registered in their own names, we can and do monitor their votes and occasionally contact these shareholders for a variety of purposes. Typically we contact larger shareholders who have not yet voted to urge them to cast their ballots to assure a quorum and to ask them if they have any questions about the upcoming shareholder meeting or our proxy disclosures. From time to time, we will canvass our larger institutional holders to learn more about their decision-making processes, including whether they independently analyze our voting proposals or rely on third party analysis. Occasionally, we may contact shareholders whose proxy cards are not correctly completed to ensure their shares are voted as intended. On certain occasions, we have detected patterns of non-voting, and inquired into whether our proxy materials or notices have been received. All of these activities are quite customary, completely legal and, in our judgment, not only benign, but also beneficial to shareholders.

    The Board of Directors recommends a vote "AGAINST" the Cray Group Proposal 4 for confidential voting on the WHITE proxy card.

    Proxies solicited by the Board will be voted "AGAINST" the Cray Group Proposal 4 for confidential voting unless stockholders specify a contrary vote.

 CRAY GROUP PROPOSALS 5, 6 and 7
ANNUAL ELECTION OF THE BOARD
STOCKHOLDER RIGHTS TO CALL SPECIAL MEETINGS
STOCKHOLDER RIGHT TO FILL BOARD VACANCIES

        The Cray Group Proposal 5 would request the Board of Directors to approve an amendment to the Company's Articles of Incorporation to de-stagger the Board which would have the effect of requiring the annual election of all directors and allowing any director to be removed with or without cause by the stockholders holding a majority of the voting power required to elect such director and to submit such amendment to the Company's stockholders for approval. The Cray Group Proposal 6 would amend the Company's Bylaws to provide a right for stockholders holding of record, in aggregate, 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of stockholders. The Cray Group Proposal 7 would amend the Company's Bylaws to provide that any vacancy in a Group A or Group B director position shall be filled, within 60 days of the vacancy arising, solely by the Company's common stockholders, in the case of Group A directors, or by the Company's preferred stockholders, in the case of Group B directors.

        We believe the Cray Group Proposals 5, 6, and 7 are not in the best interests of the Company's stockholders for the following reasons:

  •
  Director independence is at risk.  While taken separately these Cray Group's proposals may seem like "good governance" changes, we believe they are in fact all aimed at changing important governance provisions that exist to facilitate the election of independent members of the Board. Board independence permits the Board to act in the best interests of all stockholders and to prevent controlling stockholders like the Cray Group from dominating the interests of all.

  •
  These proposals will empower the Cray Group to take control of the Company.  If the Cray Group Proposals are adopted, we believe the effect would be to permit the Cray Group to take control of the Company without paying a control premium to other stockholders. The Board believes that it is not in the best interest of all stockholders to give the Cray Group control over the Board and the Company, as the Cray Group may have different interest from, and in conflict with, the best interest of all of the Company's stockholders.

  •
  De-staggering the Board would permit removal of any director without cause.    This would permit removing directors in the middle of their term without cause at a special meeting. If the Cray Group Proposal 6 succeeds, the Cray Group would be currently the only stockholders who could call a special meeting. If the Cray Group Proposal 7 succeeds, the Cray Group, who holds the majority of preferred stock, would be able to fill the vacancies at the special meeting and replace any Group B directors upon removal.

    The Board of Directors recommends a vote "AGAINST" the Cray Group Proposals 5, 6, and 7 on the WHITE proxy card.

    Proxies solicited by the Board will be voted "AGAINST" the Cray Group Proposal 5, 6, and 7 unless stockholders specify a contrary vote.

CRAY GROUP PROPOSAL 8
REPEAL OF BYLAW AMENDMENTS BETWEEN RECORD DATE AND THE DATE OF THE ANNUAL MEETING

        The Cray Group Proposal 8 would repeal any Bylaw amendments adopted by the Board without shareholder approval between the Record Date and the date on which the Annual Meeting is reconvened. We believe the Cray Group Proposal 8 is not in the best interests of the Company's stockholders for the following reasons:

  •
  Repealing any and all amendments to the Company's Bylaws without regard to the subject matter interferes with the Board's ability to exercise its fiduciary duties.  Under Kansas law and our Articles of Incorporation and Bylaws, the Board is charged with the responsibility of managing our Company. In order to permit the Board to carry out its responsibilities and correspondingly fulfill its fiduciary duties, the Board is empowered by our Articles of Incorporation and Bylaws and applicable law to alter, amend, repeal or add provisions to the Company's Bylaws in accordance with its fiduciary duties. We believe that the automatic repeal of any Bylaw amendment, irrespective of its content, duly adopted by the Board without stockholder approval could have the effect of repealing one or more properly adopted bylaw amendments that the Board determined to be in the best interests of the Company and its stockholders and adopted in furtherance of its fiduciary duties. Furthermore, as a public company subject to the federal proxy rules, it might be impracticable—if not impossible—for the Company to obtain stockholder approval for a necessary Bylaw amendment within a timeframe necessary to serve the best interests of the Company and its stockholders.

  •
  The repeal does not serve any valid purpose.  While the Board has not amended the Bylaws in any manner since the Record Date and does not currently expect to adopt any amendments to the Bylaws prior to the Annual Meeting, we believe that the Cray Group Bylaw Repeal Proposal represents no purpose other than to interfere with the Board's ability to act in accordance with the Company's governing documents and Kansas law and therefore should be rejected.

    The Board of Directors recommends a vote "AGAINST" the Cray Group Proposal 8 to repeal Bylaw amendments on the WHITE proxy card.

    Proxies solicited by the Board will be voted "AGAINST" the Cray Group Proposal 8 to repeal Bylaw amendments unless stockholders specify a contrary vote.

 INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY MGP INGREDIENTS, INC.

        Under the Securities and Exchange Commission proxy rules, members of the Company's Board of Directors, director nominees, and certain officers of the Company are deemed to be "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting. Additionally, the following are deemed "associates" of the participants: (i) any corporation or organization in which a participant is an officer or a partner or is (directly or indirectly) the beneficial owner of 10 percent or more of any class of equity securities; (ii) any trust or estate in which a participant has a substantial beneficial interest or as to which a participant serves as a trustee or other fiduciary; and (iii) any relative or spouse, or relative of that spouse, who has the same home as a participant or is a director or officer of the Company or a subsidiary. Certain information about the persons who are deemed "participants" and their associates is provided below.

Names and Principal Occupations of Participants

        The names of the Company's directors and nominees are set forth below and the business address for all the directors and nominees is c/o MGP Ingredients, Inc. Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002. The principal occupations of the Company's directors and director nominees who are deemed participants in the Company's solicitation are set forth in Proposal 1 under the "Proposal 1-Election of Directors" section of the Company's Proxy Statement.

Name
John E. Byom
Michael Braude
Cloud L. Cray
Gary Gradinger
Linda E. Miller
Timothy W. Newkirk
Daryl R. Schaller
Karen Seaberg
John R. Speirs

        The principal occupations and business addresses of the Company's executive officers who may be deemed "participants" in the Company's solicitation of proxies, are set forth below. The principal occupation refers to such person's position with the Company, the principal address of which is Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.

Name	Principal Occupation	Business Address
Timothy W. Newkirk	President and Chief Executive Officer	MGP Ingredients, Inc., Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002
Donald P. Tracy	Vice President of Finance and Chief Financial Officer	MGP Ingredients, Inc., Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002

Information Regarding Ownership of Company Securities by Participants

        The number of shares of common stock beneficially owned by the participants is set forth in the "Principal Stockholders" section of the Proxy Statement, as of March 1, 2013, as updated by the "Principal Stockholders" table below. None of the Company's directors, director nominees or executive officers own any of the Company's securities of record which they do not own beneficially.

        Darryl R. Schaller is a beneficial owner of Daryl R. Schaller Revocable Trust, held at Livingston Securities LLC, 825 Third Avenue 2nd Floor, New York, NY 10022. The trust is deemed an associate of Mr. Schaller under the proxy rules.

Miscellaneous Information Concerning Participants

        Except as set forth below, no participant has purchased or sold Company securities within the past two years, nor engaged in any transaction with respect to personal ownership of securities of the Company other than grants of stock awards, or grants or forfeitures of restricted stock and options or warrants pursuant to the Company's equity based compensation plans or employment agreements.

Name	Shares of Common Stock	Purchased or Sold	Date
John E. Byom	3,908	RSU Award	06/01/2012
	2,066	Restricted Stock Award	10/21/2011

Michael Braude	3,908	RSU Award	06/01/2012
	2,066	Restricted Stock Award	10/21/2011

Cloud L. Cray	36,000	Gift/Disposition	12/31/2011
	2,555,967	Gift/Disposition	12/16/2012
	17,400	Gift/Disposition	12/31/2012
	3,908	RSU Award	06/01/2012
	335,314	Gift/Acquisition	03/09/2012
	475,530	Gift/Disposition	03/09/2012
	18,000	Gift/Disposition	12/31/2012
	2,066	Restricted Stock Award	10/21/2011
	2,000	Stock Options Exercised/Acquisition	09/23/2011

Gary Gradinger	3,908	RSU Award	06/01/2012
	2,066	Restricted Stock Award	10/21/2011

Linda E. Miller	3,908	RSU Award	06/01/2012
	2,066	Restricted Stock Award	10/21/2011

Timothy W. Newkirk	3,680 7,078	Payment of tax liability by delivering or withholding securities	06/30/2013 06/30/2013
	15,000	RSU Award	11/29/2012
	18,250	RSU Award	03/01/2012
	16,500	Restricted Stock Award	08/25/2011

Daryl R. Schaller	721	Gift/Disposition	01/11/2013
	500	Gift/Disposition	12/19/2012
	625	Gift/Disposition	12/20/2012
	1,225	Gift/Disposition	12/20/2012
	3,908	RSU Award	06/01/2012
	1,000	Gift/Disposition	01/31/2012
	250	Gift/Acquisition	01/31/2012
	250	Gift/Acquisition	01/31/2012
	500	Gift/Acquisition	01/31/2012
	2,066	Restricted Stock Award	10/21/2011
	1,000	Purchase	09/08/2011

Name	Shares of Common Stock	Purchased or Sold	Date
Karen Seaberg	12,910	Acquisition	12/12/2012
	5,090	Acquisition	12/21/2012
	18,000	Disposition	12/30/2012
	2,573,967	Acquisition	12/30/2012
	3,910	Sale/Disposition	12/12/2012
	9,000	Disposition	12/12/2012
	40,621	Gift/Disposition	12/25/2012
	600	Gift/Acquisition	12/25/2012
	600	Gift/Acquisition	12/25/2012
	3,908	RSU Award	06/01/2012
	52,931	Gift/Disposition	12/25/2012
	600	Gift/Acquisition	12/31/2011
	1,800	Gift/Acquisition	12/31/2011
	2,066	Restricted Stock Award	10/21/2011
	96,000	Stock Options Exercised/ Acquisition	05/31/2011

John R. Speirs	3,908	RSU Award	06/01/2012
	2,066	Restricted Stock Award	10/21/2011

Donald P. Tracy	15,000	RSU Award	11/29/2012
	18,250	RSU Award	03/01/2012
	16,500	Restricted Stock Award	08/25/2011

        No part of the purchase price or market value of any of the shares specified in the table above is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities by such participant.

Miscellaneous Information Concerning Participants

        Except as described in this Supplement or otherwise disclosed in the Annual Meeting Proxy Statement, to the Company's knowledge:

  •
  No associate of any participant beneficially owns, directly or indirectly, any securities of the Company.

  •
  No participant beneficially owns, directly or indirectly, any securities of the Company.

  •
  No participant owns any securities of the Company of record that such participant does not own beneficially.

  •
  Since the beginning of the Company's last fiscal year, no participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such participant, associate or immediate family member had or will have a direct or indirect material interest.

  •
  No participant or any of his or her associates has any arrangements or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

  •
  No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or giving or withholdings of proxies.

  •
  No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than, with respect to each director nominee, such nominee's interest in election to the Board.

        Except as otherwise disclosed in the Proxy Statement and in this Supplement, (a) no occupation carried on by any director or director nominee during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the directors, any of the director nominees and any executive officers of the Company, nor is there any arrangement or understanding between any director, director nominee, executive officer and any other person pursuant to which that director, director nominee or executive officer was selected as a director, director nominee or executive officer of the Company, as the case may be, and (c) there are no material proceedings in which any director, director nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

COST OF SOLICITATION

        The Company will bear the cost of the solicitation, which will consist primarily of printing, postage and handling, including the expenses of brokers, nominees and other fiduciaries in forwarding proxy materials to beneficial owners.

        The Company has retained Innisfree M&A Incorporated ("Innisfree"), a professional proxy solicitation firm, to assist in the solicitation from brokers, bank nominees and institutional holders. The cost of the services provided by Innisfree is expected to aggregate up to approximately $150,000 including expenses, of which $70,000 has been spent to date. The Company also has agreed to indemnify Innisfree against certain liabilities arising under federal securities laws. Innisfree has informed the Company that it expects that approximately 40 of its employees will assist in the solicitation. In addition to sending the Proxy Statement and this Supplement, some of the Company's directors and executive officers may contact stockholders by telephone, mail, e-mail or in person. Stockholders may also be solicited by means of press releases issued by the Company postings on its web site, www.mgpingredients.com. Unless expressly indicated otherwise, information contained on the Company's website is not part of the Proxy Statement or this Supplement. None of the Company's officers or employees will receive any extra compensation for soliciting stockholders. The Company's total expenses related to the solicitation (in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of the Company's regular employees and officers), are expected to aggregate up to approximately $500,000, of which approximately $250,000 has been spent to date.

        The Company requests persons such as brokers, nominees, and fiduciaries holding stock in their names for the benefit of others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

LEGAL PROCEEDINGS

        On June 14, 2013, the Company filed a petition for declaratory judgment in the District Court of Johnson County, Kansas, against Richard B. Cray, Cloud L. Cray Jr., Karen Seaberg, Laidacker M. Seaberg, and Timothy Newkirk, as co-trustees of the MGP Ingredients Inc. Voting Trust. The Company has requested a declaratory judgment determining the parties' legal rights and obligations in the context of proxies for the Annual Meeting and the status of the Voting Trust.

        On July 10, 2013, Cloud L. Cray, Jr. and Karen Seaberg filed a petition for inspection of corporate records pursuant to K.S.A. §17-6510 by a shareholder in the District Court of Atchison County. On July 11, 2013, Cloud L. Cray, Jr. and Karen Seaberg filed a petition for an order requiring the Company to conduct the Annual Meeting on or before August 12, 2013 in the District Court of Atchison County, Kansas.

 PROXY STATEMENT CORRECTIONS

        Under the heading "Corporate Governance and Committee Reports," "The Board; Standing Committees; Meetings; Independence," the Company inadvertently stated that "Mr. Newkirk, Chief Executive Officer and President, is the only non-independent member of the Board." The current directors and dissidents, Ms. Karen Seaberg and Mr. Cloud L. Cray, Jr., are not independent by virtue of their significant company stock ownership.

        Under the heading "Principal Stockholders," the Company provided the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, (iv) all directors and executive officers of the Company as a group. After the filing of the Company's Proxy Statement with the Securities and Exchange Commission, Mrs. Karen Seaberg and Mr. Cloud L. Cray, Jr. filed Section 16(a) reports amending their reported beneficially owned shares. The table below provides the corrected ownership numbers for Mrs. Seaberg and Mr. Cray as of March 1, 2013.

        The table below provides the ownership numbers as of March 1, 2013 and does not reflect any purported changes to the MGP Ingredients, Inc. Voting Trust described in the proxy statement filed by the Cray Group on July 10, 2013 with the Securities and Exchange Commission.

	Shares Beneficially Owned(a)
	Common Stock		Preferred Stock
Stockholder	No. of Shares	%	No. of Shares	%
Michael Braude	37,731	*
John E. Byom(b)	81,832	*
Cloud L. Cray, Jr.(b)(d)	1,061,417	5.9
Richard B. Cray(c)	0	*	334	76.4
Gary Gradinger(b)	77,829	*
Linda E. Miller	39,262	*
Tim Newkirk	127,008	*
Daryl Schaller, Ph.D.(b)	96,855	*
Randy M. Schrick(e)	193,393	1.1
Ladd Seaberg(c)	984,852	5.5	404	92.4
Karen Seaberg(c)(f)	4,378,511	24.4	404	92.4
John R. Speirs(b)	105,010	*
Donald P. Tracy	35,781	*
MGP Ingredients Voting Trust(c)	—	—	333	76.2
All Executive Officers and Directors as a Group (18)(b)(g)	6,677,110	37.2	404	92.4
SEACOR Holdings Inc.(h)	1,145,000	6.4
Dimensional Fund Advisors LP(i)	914,906	5.1

*
less than 1%

(a)
For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, as of March 1, 2013, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had as a business address Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002. Stockholders

  disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b)
The table includes shares which may be acquired pursuant to stock options granted under the Company's stock option plans that became exercisable on or before April 29, 2013. These consist of options held by one non-employee director (Mr. Cray) to purchase 6,000 shares and three non-employee directors (Messrs. Schaller, Byom and Speirs) to purchase 4,000 shares each and one non-employee director (Mr. Gradinger) to purchase 2,000 shares.

(c)
The MGP Ingredients, Inc. Voting Trust ("Voting Trust") holds legal title to and votes 333 shares of Preferred Stock, which are attributed in the table to the trustees of the Voting Trust. The trustees of the Voting Trust are Mrs. Karen Seaberg, Mr. Ladd Seaberg (the husband of Mrs. Karen Seaberg), and Mr. Richard B. Cray (a son of Mr. Cloud L. Cray, Sr.). The beneficial interest in the Voting Trust is held by the Cray Family Trust ("Family Trust"). Under the Voting Trust, a successor trustee must be a major officer and a stockholder of the Company or, with respect to only one successor trustee, an issue of Mr. Cloud L. Cray, Sr. (or spouse thereof) and a holder of at least 10,000 shares of Common Stock. The Voting Trust will terminate on the earlier of (i) the last death of the issue of Mr. Cloud L. Cray, Sr. who was living at the creation of the Family Trust in 1975 (presently, there are 18 such persons living, the youngest of whom is 38 years old), (ii) the termination of the Voting Trust by a majority of its trustees, (iii) the termination of the Voting Trust by the beneficiaries of 90% of the shares held in the Voting Trust or (iv) the distribution of the shares held by the Voting Trust upon the redemption or sale of the Preferred Stock held by the Voting Trust, the dissolution of the Company, or the sale of all of the Company's stock (as provided in the Voting Trust). Actions by the trustees with respect to voting or disposition of the shares of Preferred Stock held by the Voting Trust, or termination of the Voting Trust, is made by majority vote. Therefore, Ms. Karen Seaberg and Mr. Ladd Seaberg each beneficially own all 333 shares of Preferred Stock of the Voting Trust because, under the Voting Trust, two of the three trustees can dispose of all shares.

(d)
Includes 19,684 shares of Common Stock owned directly, 347,874 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cloud L. Cray, Jr. is a director and has shared voting and disposition power, 265,138 shares of Common Stock held by the Cloud L. Cray, Jr. Revocable Trust, over which Mr. Cray has sole voting and dispositive power, 282,538 shares of Common Stock held by a revocable trust, 72,000 shares of Common Stock held by a trust, 68,183 shares of Common Stock owned through the Company's Employee Stock Purchase Plan, and 6,000 shares of Common Stock which may be acquired pursuant to stock options granted under the Company's stock option plans as reported on footnote (b) above. The data for this footnote is based on Form 5 filed by Cloud L. Cray, Jr. with the Securities and Exchange Commission on June 10, 2013 and does not reflect the numbers reported in the proxy statement filed by the Cray Group on July 10, 2013 with the Securities and Exchange Commission.

(e)
Includes 1,752 shares held by Mr. Schrick's wife over which he may be deemed to share voting and disposition power.

(f)
Includes 864,852 shares of Common Stock held by Mrs. Seaberg's husband, Ladd Seaberg, in a trust and 120,000 in IRA. Also includes 9,369 shares of Common Stock owned directly, 174,719 share of Common Stock held by the Karen Seaberg Revocable Trust, over which Mrs. Seaberg has sole voting and dispositive power, 23,005 shares of Common Stock owned through the Company's Employee Stock Purchase Plan, 2,573,967 shares of Common Stock owned by Cray MGP Holdings Limited Partnership, in which Cray Family Management LLC is the general partner, and 612,599 shares of Common Stock held in several trusts. Mrs. Seaberg is the sole manager and one of three members of Cray Family Management LLC. Mrs. Karen Seaberg, as a trustee of the Voting Trust (see footnote (c) above), is a beneficial owner of 333 shares of Preferred Stock. Mrs. Seaberg is the sole manager and one of three members of Cray Family Management LLC. Mrs. Karen Seaberg is also a beneficial owner of 71 shares of Preferred Stock, which are owned by her husband, Ladd Seaberg. The information in this footnote is based on Mrs. Seaberg's Form 5 filed on May 14, 2013 and Form 5-A filed on May 16, 2013 and does not reflect the numbers reported in the proxy statement filed by the Cray Group on July 10, 2013 with the Securities and Exchange Commission.

(g)
Excludes Ladd Seaberg's shares (which are reported as part of the beneficial ownership of Karen Seaberg), but otherwise includes shares held by members of the families of executive officers not listed in the table as well as other shares discussed under notes (a) through (f).

(h)
Based on its Schedule 13G/A filed on February 7, 2013, SEACOR Holdings Inc. has a business address of 2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida 33316. Its 13G indicates sole dispositive and voting power over the shares reported as beneficially owned, which are reported as held directly by a subsidiary, F2 Sea Inc.

(i)
Based on its Schedule 13G filed on February 11, 2013, Dimensional Fund Advisors LP has a business address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Its 13G indicates sole voting power over 898,396 shares and sole dispositive power over 914,906 shares.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Supplement contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as "intend," "plan," "believe," "estimate," "expect," "anticipate," "hopeful," "should," "may," "will," "could," "encouraged," "opportunities," "potential" and/or the negatives of these terms or variations of them or similar terminology. They reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Investors should not place undue reliance upon forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison or Indiana facilities, (ii) the availability and cost of grain and fluctuations in energy costs, (iii) the effectiveness of our hedging strategy, (iv) the competitive environment and related market conditions, (v) the ability to effectively pass raw material price increases on to customers, (vi) the ability to effectively operate the Illinois Corn Processing, LLC ("ICP") joint venture, (vii) our ability to maintain compliance with all applicable loan agreement covenants, (viii) our ability to realize operating efficiencies, (ix) actions of governments and (x) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect the Company's business, see Item 1A. Risk Factors in Part II of the Company's Report on Form 10-K for the year ended December 31, 2012.

IMPORTANT ADDITIONAL INFORMATION

        The Proxy Statement, this Supplement and other documents relating to the Annual Meeting can be obtained free of charge from the SEC's website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at the Company's website at www.mgpingredients.com, under section "For Investors" or upon written request to MGP Ingredients, Inc., Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002, Attention: Corporate Secretary.

        In addition, copies of the Proxy Statement and this Supplement may be requested by contacting the Company's proxy solicitor, Innisfree, by calling (888) 750-5834. Banks and brokerage firms should call Innisfree at (212) 750-5833.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED X Please mark your vote as in this example MGP INGREDIENTS, INC. YOUR VOTE IS IMPORTANT PLEASE REVIEW THE PROXY STATEMENT AND THE SUPPLEMENT TO THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free at 1-866-252-6948, on a touch-tone phone. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/mgpi, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: MGP Ingredients, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. The Board of Directors recommends that you vote FOR the nominees listed in Proposal 1. 1. Election of directors for terms expiring in 2016. 01. John R. Speirs 02. John E. Byom* 03. Cloud L. Cray, Jr.* 4. The Cray Group’s proposal to amend the Company’s Bylaws to provide for confidential voting. 5. The Cray Group’s proposal requesting the Board of Directors to approve an amendment to the Company’s Articles of Incorporation to de-stagger the Board and permit any director to be removed with or without cause. 6. The Cray Group’s proposal to amend the Company’s Bylaws to provide a right for stockholders holding 10% or more of the outstanding common stock or outstanding preferred stock to call a special meeting of stockholders. 7. The Cray Group’s proposal to amend the Bylaws to require that any vacancies on the Board be filled only by the stockholders and not by the Board. 8. The Cray Group’s proposal to repeal any provision of or amendments to the Bylaws adopted by the Board without the approval of a majority of the shares of common stock and preferred stock voting thereon after April 3, 2013 and on or before the date of the Annual Meeting. Vote FOR all nominees (except as marked) Vote WITHHELD from all nominees Date: , 2013 Signature Signature (if held jointly) Title Please sign exactly as name(s) appear(s) on Proxy. If held in joint tenancy all persons should sign. Trustees, administrators, guardians, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. (Instructions: To withhold authority to vote for any indicated nominee, write the numbers(s) of the nominee(s) on the line above.) The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The Board of Directors recommends you vote AGAINST Proposals 4, 5, 6, 7, and 8, if properly presented at the Annual Meeting. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting. FOR AGAINST ABSTAIN *John E. Byom and Cloud L. Cray, Jr. are being voted on solely by the holders of the Preferred Stock. FOR AGAINST ABSTAIN

MGP INGREDIENTS, INC. 2013 ANNUAL MEETING OF STOCKHOLDERS Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Transition Report are available at http://ir.mgpingredients.com/annuals.cfm. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Timothy W. Newkirk, John R. Speirs and Don Tracy, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the 2013 Annual Meeting of Stockholders or at any adjournment thereof. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, “AGAINST” PROPOSALS 4, 5, 6, 7, AND 8, if proposals 4, 5, 6, 7, and 8, are properly raised at the Annual Meeting. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business. The undersigned has received the Company’s Report for the fiscal year ended December 31, 2012, its Proxy Statement, and the Supplement to the Proxy Statement. (Continued, and to be signed and dated on the reverse side.) WHITE PROXY White Proxy Card

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Explanatory Note
VOTING MATTERS
OPPOSING SOLICITATION
BOARD PROPOSAL 1. ELECTION OF DIRECTORS
BOARD PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD PROPOSAL 3. SAY ON PAY
THE CRAY GROUP'S PROPOSALS
CRAY GROUP PROPOSAL 4. CONFIDENTIAL VOTING
CRAY GROUP PROPOSALS 5, 6 and 7 ANNUAL ELECTION OF THE BOARD STOCKHOLDER RIGHTS TO CALL SPECIAL MEETINGS STOCKHOLDER RIGHT TO FILL BOARD VACANCIES
CRAY GROUP PROPOSAL 8 REPEAL OF BYLAW AMENDMENTS BETWEEN RECORD DATE AND THE DATE OF THE ANNUAL MEETING
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY MGP INGREDIENTS, INC.
COST OF SOLICITATION
LEGAL PROCEEDINGS
PROXY STATEMENT CORRECTIONS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
IMPORTANT ADDITIONAL INFORMATION